UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter: Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2009

Date of reporting period: January 1, 2009 — December 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|09

Annual report

Putnam VT High Yield Fund

Putnam Investments

Putnam VT High Yield Fund

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value December 31, 2009

Class IA: $6.64	Class IB: $6.60

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares*	Class IB shares†

1 year	50.92%	50.79%

5 years	31.48	30.05
Annualized	5.63	5.40

10 years	75.10	71.26
Annualized	5.76	5.53

Life	412.90	393.67
Annualized	7.75	7.56

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s managers

The high-yield market posted its highest annual return in its history in 2009, following a very weak 2008, when the market declined sharply because of a deterioration in the U.S. economy, a downturn in corporate business fundamentals, and negative market technicals. Yield spreads narrowed in 2009 as the U.S. economy began to stabilize. The high-yield market benefited from investors allocating to fixed income and issuers having improved access to the capital markets. This resulted in massive spread tightening — the most dramatic ever seen in the credit markets — and very strong performance for high-yield bonds. The market recovery was broadly felt, and the more economically sensitive and riskier segments of high yield performed best. For the 12 months ended December 31, 2009, Putnam VT High Yield Fund’s class IA shares returned 50.92% at net asset value.

The portfolio’s exposure to the health-care sector helped performance during the period, as did overweight positions in the cable TV and wireless communications industries. Strong security selection among consumer products and energy companies also boosted results. The fund’s position in hospital owner and operator Hospital Corporation of America (HCA) was a key contributor. Management liked the firm’s overall business strategy, corporate fundamentals, credit profile, and defensive characteristics. Cable TV and Internet provider Charter Communications also helped. The company restructured its debt during the period.

Primary detractors were bonds not owned by the portfolio. Specifically, bonds issued by Residential Capital, which had underwritten a substantial number of subprime loans, declined in value as the subprime mortgage crisis unfolded. However, in late 2008, ResCap’s parent company, GMAC Financial Services, received a $5 billion capital infusion from the federal government, alleviating investor concerns and causing the firm’s bonds to rebound sharply. Also, bonds issued by insurer American International Group entered the high-yield market as “fallen angels” during the first quarter of 2009 and rose substantially along with the overall rally in financials. Fallen angels are companies whose debt formerly carried investment-grade credit ratings but was downgraded to below-investment-grade status.

In management’s view, the stabilization that was occurring in the U.S. economy in the fourth quarter of 2009 is likely to continue into 2010. In addition, management believes corporate fundamentals will continue to improve as the economy regains its footing.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Current and future portfolio holdings are subject to risk.

2 Putnam VT High Yield Fund

Your fund’s managers

Portfolio Manager Paul Scanlon is Team Leader of U.S. High Yield at Putnam. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman Boucher and Robert Salvin.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Credit quality

Aaa	0.4%

Aa	—

A	—

Baa	3.0%

Ba	21.3%

B	44.5%

Caa	23.1%

Other	7.7%

Portfolio composition and credit quality will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Credit qualities are shown as a percentage of portfolio market value as of 12/31/09. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT High Yield Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.04	$5.43	$3.72	$4.99

Ending value (after expenses)	$1,196.40	$1,197.80	$1,021.53	$1,020.27

Annualized expense ratio†	0.73%	0.98%	0.73%	0.98%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT High Yield Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT High Yield Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT High Yield Fund (the “fund”) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2010

4 Putnam VT High Yield Fund

The fund’s portfolio 12/31/09

CORPORATE BONDS AND NOTES (82.6%)*		Principal amount	Value

Advertising and marketing services (0.2%)
Lamar Media Corp. company guaranty 7 1/4s, 2013		$415,000	$413,963

Vertis, Inc. company
guaranty sr. notes 13 1/2s, 2014 ‡‡		734,599	243,336

			657,299
Automotive (2.9%)
Affinia Group, Inc. 144A sr. notes 10 3/4s, 2016		380,000	411,825

Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 11 1/4s, 2015 ‡‡		991,100	1,035,700

Dana Corp. escrow sr. notes 5.85s,
2015 (In default) F †		1,540,000	2

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011		1,880,000	1,969,300

Ford Motor Credit Co., LLC sr. notes 7 1/4s, 2011		2,570,000	2,595,422

Ford Motor Credit Co., LLC sr. unsec.
notes 9 3/4s, 2010		648,000	669,060

Ford Motor Credit Co., LLC sr. unsec.
notes 8 1/8s, 2020		550,000	540,375

Ford Motor Credit Corp. sr. unsec.
unsub. notes 7 1/2s, 2012		630,000	635,329

Navistar International Corp.
sr. notes 8 1/4s, 2021		1,365,000	1,397,419

TRW Automotive, Inc. company
guaranty sr. unsec. unsub. notes Ser. REGS,
6 3/8s, 2014	EUR	960,000	1,279,149

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$1,260,000	1,222,200

TRW Automotive, Inc. 144A sr. notes
8 7/8s, 2017		400,000	415,000

			12,170,781
Basic materials (7.8%)
Aleris International, Inc. company guaranty
sr. unsec. notes 9s, 2014 (In default) † ‡‡		1,320,000	6,890

Aleris International, Inc. company guaranty sr.
unsec. sub. notes 10s, 2016 (In default) †		805,000	4,025

Associated Materials, LLC/Associated
Materials Finance, Inc. 144A sr. sec.
notes 9 7/8s, 2016		685,000	722,675

Builders FirstSource, Inc. company
guaranty sr. notes FRN 4.523s, 2012		1,255,000	1,255,000

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.254s,
2013 (Netherlands)		1,010,000	892,588

Compass Minerals International, Inc. 144A
sr. notes 8s, 2019		1,105,000	1,160,250

FMG Finance Pty Ltd. 144A sr. sec.
notes 10 5/8s, 2016 (Australia)		830,000	918,188

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017		3,885,000	4,249,219

Georgia-Pacific, LLC sr. unsec.
unsub. notes 9 1/2s, 2011		760,000	820,800

Graphic Packaging International, Inc.
company guaranty sr. unsec.
unsub. notes FRN 9 1/2s, 2017		310,000	328,600

HeidelbergCement AG company guaranty sr.
unsec. unsub. notes 8s, 2017 (Germany)	EUR	190,000	281,464

HeidelbergCement AG company
guaranty sr. unsec. unsub. notes 7 1/2s,
2014 (Germany)	EUR	125,000	187,972

HeidelbergCement AG company guaranty
unsec. unsub. notes 8 1/2s, 2019 (Germany)	EUR	125,000	188,214

CORPORATE BONDS AND NOTES (82.6%)* cont.		Principal amount	Value

Basic materials cont.
Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty 9 3/4s, 2014		$640,000	$627,200

Huntsman International, LLC company
guaranty sr. unsec. sub. notes Ser. REGS,
6 7/8s, 2013	EUR	1,000,000	1,328,551

Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012 (In default) †		$340,000	299,200

Metals USA, Inc. company
guaranty sr. notes 11 1/8s, 2015		705,000	712,931

Momentive Performance Materials, Inc.
company guaranty sr. unsec. notes 9 3/4s, 2014		915,000	880,688

Nalco Co. 144A sr. notes 8 1/4s, 2017		165,000	175,313

NewPage Corp. 144A sr. sec. notes
11 3/8s, 2014		925,000	934,250

NewPage Holding Corp. sr. unsec.
unsub. notes FRN 7.564s, 2013 ‡‡		487,635	151,167

Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		1,205,000	927,850

Novelis, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2015		1,475,000	1,404,938

Novelis, Inc. 144A sr. unsec. notes
11 1/2s, 2015		345,000	369,581

PE Paper Escrow GmbH sr. notes Ser. REGS,
11 3/4s, 2014 (Austria)	EUR	290,000	453,563

PE Paper Escrow GmbH 144A sr. notes 12s,
2014 (Austria)		$600,000	663,000

Rhodia SA sr. unsec. notes FRN Ser. REGS,
3.492s, 2013 (France)	EUR	1,335,000	1,771,225

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. sub. notes 7 5/8s, 2014	EUR	310,000	441,770

Smurfit Kappa Acquisition 144A company
guaranty sr. notes 7 3/4s, 2019 (Ireland)	EUR	250,000	350,046

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$1,360,000	1,307,300

Smurfit-Stone Container Corp. sr. notes
unsec. unsub. notes 8 3/8s, 2012 (In default) †		650,000	575,250

Solutia, Inc. company guaranty sr. unsec.
notes 8 3/4s, 2017		295,000	307,169

Steel Dynamics, Inc. company guaranty
sr. unsec. unsub. notes 7 3/8s, 2012		710,000	731,300

Steel Dynamics, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s, 2015		1,260,000	1,248,975

Steel Dynamics, Inc. sr. unsec.
unsub. notes 7 3/4s, 2016		460,000	478,975

Teck Resources, Ltd. sr. notes 10 3/4s,
2019 (Canada)		750,000	896,250

Teck Resources, Ltd. sr. notes 10 1/4s,
2016 (Canada)		1,245,000	1,450,425

Teck Resources, Ltd. sr. notes 9 3/4s,
2014 (Canada)		370,000	426,888

Teck Resources, Ltd. sr. unsec.
notes 6 1/8s, 2035 (Canada)		495,000	443,025

Terra Capital, Inc. 144A sr. notes
7 3/4s, 2019		660,000	707,850

Tube City IMS Corp. company
guaranty sr. unsec. sub. notes 9 3/4s, 2015		1,085,000	1,048,381

Verso Paper Holdings, LLC/Verso Paper, Inc.
company guaranty sr. sec. notes FRN Ser. B,
4.031s, 2014		510,000	402,900

Verso Paper Holdings, LLC/Verso Paper, Inc.
144A sr. notes 11 1/2s, 2014		790,000	869,000

			33,400,846

Putnam VT High Yield Fund 5

CORPORATE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value

Broadcasting (2.3%)
Clear Channel Communications, Inc. company
guaranty unsec. unsub. notes 10 3/4s, 2016	$485,000	$380,725

Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010	470,000	462,363

Clear Channel Communications, Inc.
sr. unsec. notes 5 1/2s, 2014	470,000	307,850

Clear Channel Worldwide Holdings, Inc. 144A
company guaranty sr. unsec.
unsub. notes 9 1/4s, 2017	1,200,000	1,236,000

Clear Channel Worldwide Holdings, Inc. 144A
company guaranty sr. unsec.
unsub. notes 9 1/4s, 2017	360,000	367,200

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 7 5/8s, 2016	730,000	797,525

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 6 3/8s, 2015	1,045,000	1,085,494

DISH DBS Corp. company guaranty sr. unsec.
notes 7 7/8s, 2019	1,025,000	1,074,969

Echostar DBS Corp. company guaranty 7 1/8s, 2016	1,040,000	1,062,100

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015	445,000	468,363

Umbrella Acquisition, Inc. 144A company
guaranty sr. unsec. unsub. notes 9 3/4s, 2015 ‡‡	1,236,687	1,083,647

Univision Communications, Inc. 144A sr. sec.
notes 12s, 2014	210,000	231,263

XM Satellite Radio, Inc. 144A company
guaranty sr. unsec. notes 13s, 2013	1,075,000	1,167,719

XM Satellite Radio, Inc. 144A
sr. notes 11 1/4s, 2013	220,000	236,500

Young Broadcasting, Inc. company guaranty
sr. sub. notes 8 3/4s, 2014 (In default) †	290,000	1,082

Young Broadcasting, Inc. company guaranty
sr. unsec. sub. notes 10s, 2011 (In default) †	847,000	2,965

		9,965,765
Building materials (1.4%)
Building Materials Corp. company
guaranty notes 7 3/4s, 2014	1,510,000	1,494,900

Goodman Global, Inc. company guaranty sr.
unsec. sub. notes 13 1/2s, 2016	1,155,000	1,277,719

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	2,155,000	2,413,600

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. notes 11s, 2013	833,688	879,541

		6,065,760
Cable television (1.4%)
Adelphia Communications Corp. escrow
bonds zero %, 2010	80,000	2,800

Adelphia Communications Corp. escrow
bonds zero %, 2010	130,000	4,550

Adelphia Communications Corp. escrow
bonds zero %, 2009	755,000	26,425

Adelphia Communications Corp. escrow
bonds zero %, 2010	290,000	10,150

Atlantic Broadband Finance, LLC company
guaranty 9 3/8s, 2014	520,000	518,700

Cablevision Systems Corp. sr. unsec.
notes Ser. B, 8s, 2012	305,000	322,538

Cablevision Systems Corp. 144A
sr. notes 8 5/8s, 2017	930,000	968,363

CCH II, LLC sr. notes 13 1/2s, 2016	1,473,502	1,735,049

CCO Holdings LLC/CCO Holdings Capital Corp.
sr. unsec. notes 8 3/4s, 2013	640,000	656,800

CORPORATE BONDS AND NOTES (82.6%)* cont.		Principal amount	Value

Cable television cont.
Cequel Communications Holdings I LLC/Cequel
Capital Corp.Capital Corp. 144A sr. notes 8 5/8s, 2017		$940,000	$949,400

CSC Holdings, Inc. 144A sr. unsec.
notes 8 1/2s, 2014		40,000	42,600

Mediacom Broadband, LLC/Mediacom
Broadband Corp. sr. unsec.
unsub. notes 8 1/2s, 2015		255,000	257,550

Mediacom LLC/Mediacom Capital Corp. 144A
sr. notes 9 1/8s, 2019		550,000	561,000

			6,055,925
Capital goods (4.3%)
ACCO Brands Corp. 144A company
guaranty sr. sec. notes 10 5/8s, 2015		585,000	643,500

Altra Holdings, Inc. 144A sr. notes 8 1/8s, 2016		1,030,000	1,057,038

BBC Holding Corp. sr. notes 8 7/8s, 2014		1,810,000	1,760,225

BE Aerospace, Inc. sr. unsec.
unsub. notes 8 1/2s, 2018		1,210,000	1,282,600

Berry Plastics Escrow Corp. 144A
sr. notes 8 1/4s, 2015		515,000	517,575

Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		390,000	402,675

Crown European Holdings SA company
guaranty sr. sec. notes 6 1/4s, 2011 (France)	EUR	270,000	398,350

General Cable Corp. company
guaranty sr. unsec. unsub. notes FRN
2.665s, 2015		$1,335,000	1,176,469

Goodman Global Group, Inc. 144A sr. disc.
notes zero %, 2014		1,070,000	607,225

L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015		580,000	582,175

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 6 1/8s, 2014		10,000	10,063

Legrand SA unsec. unsub. debs. 8 1/2s,
2025 (France)		2,235,000	2,335,470

Mueller Water Products, Inc. company
guaranty sr. unsec. notes 7 3/8s, 2017		660,000	610,500

Owens-Brockway Glass Container, Inc.
company guaranty 6 3/4s, 2014	EUR	255,000	356,130

RBS Global, Inc./Rexnord Corp. company
guaranty sr. unsec. unsub. notes 9 1/2s, 2014		$1,665,000	1,669,163

Ryerson Tull, Inc. company guaranty sr. sec.
notes 12s, 2015		1,705,000	1,781,725

TD Funding Corp. 144A company
guaranty sr. sub. notes 7 3/4s, 2014		305,000	309,575

Titan International, Inc. company
guaranty sr. unsec. notes 8s, 2012		905,000	886,900

Transdigm, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2014		1,355,000	1,371,938

Triumph Group, Inc. 144A sr. sub. notes
8s, 2017		510,000	514,463

			18,273,759
Coal (1.2%)
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		2,355,000	2,337,338

Cloud Peak Energy Resources, LLC/Cloud Peak
Energy Finance Corp. 144A company
guaranty sr. unsec. notes 8 1/2s, 2019		355,000	362,100

Cloud Peak Energy Resources, LLC/Cloud Peak
Energy Finance Corp. 144A company
guaranty sr. unsec. notes 8 1/4s, 2017		355,000	355,000

Peabody Energy Corp. company
guaranty 7 3/8s, 2016		1,855,000	1,912,969

			4,967,407

6 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value

Commercial and consumer services (1.1%)
Aramark Corp. company guaranty 8 1/2s, 2015	$1,370,000	$1,411,100

Aramark Corp. company guaranty sr. unsec.
notes FRN 3.781s, 2015	160,000	146,400

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	1,175,000	1,216,125

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	590,000	627,613

National Money Mart Co. 144A company
guaranty sr. notes 10 3/8s, 2016 (Canada)	725,000	739,500

Travelport LLC company guaranty 11 7/8s, 2016	230,000	243,800

Travelport LLC company guaranty 9 7/8s, 2014	450,000	464,625

		4,849,163
Consumer (1.0%)
Jarden Corp. company guaranty sr. unsec.
sub. notes 7 1/2s, 2017	1,055,000	1,052,363

Jarden Corp. company guaranty sr. unsec.
notes 8s, 2016	360,000	371,700

Visant Corp. company guaranty sr. unsec.
sub. notes 7 5/8s, 2012	1,265,000	1,271,325

Yankee Acquisition Corp. company
guaranty sr. notes Ser. B, 8 1/2s, 2015	1,765,000	1,751,763

		4,447,151
Consumer staples (4.2%)
Archibald Candy Corp. company guaranty 10s,
2010 (In default) F †	172,499	2,664

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 3/4s, 2016	1,020,000	953,700

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 5/8s, 2014	685,000	650,750

Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	1,055,000	1,044,450

Chiquita Brands International, Inc.
sr. unsec. unsub. notes 8 7/8s, 2015	205,000	209,100

Constellation Brands, Inc. company
guaranty sr. unsec. notes 7 1/4s, 2017	170,000	172,338

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 7 1/4s, 2016	1,650,000	1,674,750

Dole Food Co. 144A sr. sec. notes 8s, 2016	470,000	477,050

Dole Food Co. 144A sr. unsec. notes 13 7/8s, 2014	426,000	512,265

Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	860,000	847,100

Great Atlantic & Pacific Tea Co. 144A
sr. notes 11 3/8s, 2015	435,000	457,838

JBS USA LLC/JBS USA Finance, Inc. 144A
sr. notes 11 5/8s, 2014	340,000	385,050

Pinnacle Foods Finance LLC sr. notes 9 1/4s, 2015	445,000	451,675

Pinnacle Foods Finance LLC 144A sr. unsec.
notes 9 1/4s, 2015	350,000	355,250

Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	1,178,000	1,194,198

Revlon Consumer Products 144A company
guaranty sr. notes 9 3/4s, 2015	475,000	490,438

Rite Aid Corp. company guaranty 9 1/2s, 2017	990,000	861,300

Rite Aid Corp. sec. notes 7 1/2s, 2017	410,000	385,400

Rite Aid Corp. 144A sr. notes 10 1/4s, 2019	295,000	311,225

RSC Equipment Rental, Inc. 144A sr. sec.
notes 10s, 2017	740,000	804,750

Smithfield Foods, Inc. sr. unsec. notes 7s, 2011	245,000	244,388

Smithfield Foods, Inc. sr. unsec.
notes Ser. B, 7 3/4s, 2013	835,000	809,950

Smithfield Foods, Inc. 144A sr. sec.
notes 10s, 2014	560,000	607,600

CORPORATE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value

Consumer staples cont.
Spectrum Brands, Inc. sr. unsec.
sub. bonds 12s, 2019 ‡‡	$518,433	$508,064

Supervalu, Inc. sr. unsec. notes 8s, 2016	595,000	603,925

Tyson Foods, Inc. sr. unsec.
unsub. notes 10 1/2s, 2014	845,000	965,413

Wendy’s/Arby’s Restaurants LLC company
guaranty sr. unsec. unsub. notes 10s, 2016	1,640,000	1,787,600

		17,768,231
Energy (oil field) (1.9%)
Aquilex Holdings, LLC 144A sr. notes 11 1/8s, 2016	465,000	463,838

Complete Production Services, Inc. company
guaranty 8s, 2016	670,000	660,788

Expro Finance Luxemburg 144A
sr. notes 8 1/2s, 2016 (Luxembourg)	880,000	873,400

Helix Energy Solutions Group, Inc. 144A
sr. unsec. notes 9 1/2s, 2016	2,065,000	2,116,625

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	450,000	474,750

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	555,000	518,231

Key Energy Services, Inc. company
guaranty sr. unsec. unsub. notes 8 3/8s, 2014	1,370,000	1,373,425

Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	357,109	360,441

Pride International, Inc. sr. unsec.
notes 7 3/8s, 2014	810,000	836,325

Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec. notes 9 3/4s,
2015 (In default) †	875,000	511,875

		8,189,698
Entertainment (0.9%)
AMC Entertainment, Inc. company
guaranty 11s, 2016	129,000	134,805

Cinemark, Inc. 144A company
guaranty sr. notes 8 5/8s, 2019	480,000	499,200

Hertz Corp. company guaranty 8 7/8s, 2014	1,430,000	1,462,175

Marquee Holdings, Inc. sr. disc. notes 12s, 2014	1,275,000	1,059,844

Universal City Development Partners, Ltd.
144A sr. notes 8 7/8s, 2015	360,000	352,350

Universal City Development Partners, Ltd.
144A sr. sub. notes 10 7/8s, 2016	240,000	240,600

		3,748,974
Financials (4.5%)
American General Finance Corp. sr. unsec.
notes Ser. MTNJ, 5 5/8s, 2011	945,000	824,306

American General Finance Corp. sr. unsec.
notes Ser. MTNH, 4 5/8s, 2010	935,000	906,170

American General Finance Corp. sr. unsec.
notes Ser. MTNI, 4 7/8s, 2012	1,305,000	1,069,675

CB Richard Ellis Services, Inc. company
guaranty sr. unsec. sub. notes 11 5/8s, 2017	400,000	444,000

CIT Group, Inc. sr. bond 7s, 2017	416,448	361,269

CIT Group, Inc. sr. bond 7s, 2016	297,462	261,767

CIT Group, Inc. sr. bond 7s, 2015	178,477	159,737

CIT Group, Inc. sr. bond 7s, 2014	178,477	165,761

CIT Group, Inc. sr. bond 7s, 2013	118,984	110,953

E*Trade Financial Corp. sr. unsec. notes 7 3/8s, 2013	560,000	521,500

E*Trade Financial Corp. sr. unsec.
unsub. notes 12 1/2s, 2017 ‡‡	791,000	898,774

FelCor Lodging LP 144A sr. sec. notes 10s, 2014 R	1,160,000	1,170,150

GMAC, LLC sr. unsec. unsub. notes 7 1/4s, 2011	715,000	713,627

GMAC, LLC sr. unsec. unsub. notes 6 7/8s, 2011	230,000	227,580

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2011	995,000	997,488

Putnam VT High Yield Fund 7

CORPORATE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value

Financials cont.
GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7s, 2012	$955,000	$940,675

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2012	928,000	909,440

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2011	335,000	329,975

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/4s, 2014	1,311,000	1,245,450

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2012	69,000	67,620

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6s, 2011	1,425,000	1,396,500

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes FRN 2.456s, 2014	128,000	103,040

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	335,000	308,200

iStar Financial, Inc. sr. unsec.
unsub. notes FRN 0.607s, 2010 R	230,000	213,900

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	400,000	408,000

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017	920,000	869,400

Nuveen Investments, Inc. company
guaranty sr. unsec. unsub. notes 10 1/2s, 2015	725,000	657,938

Reynolds Group DL Escrow, Inc./Reynolds
Group Escrow, LLC 144A sr. sec.
notes 7 3/4s, 2016 (Luxembourg)	850,000	869,125

SLM Corp. sr. unsec. unsub. notes Ser. MTNA,
5s, 2013	1,925,000	1,770,885

USI Holdings Corp. 144A company
guaranty sr. unsec. notes FRN 4.148s, 2014	215,000	176,569

		19,099,474
Gaming and lottery (2.8%)
American Casino & Entertainment
Properties LLC 144A sr. notes 11s, 2014	855,000	720,338

Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	670,000	582,900

Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	680,000	612,850

Harrah’s Operating Co., Inc. company
guaranty sr. sec. notes Ser. A144, 10s, 2018	1,697,000	1,361,843

Harrah’s Operating Co., Inc. 144A sr. sec.
notes 11 1/4s, 2017	800,000	837,000

Harrahs Operating Escrow, LLC/Harrahs
Escrow Corp. 144A sr. sec. notes 11 1/4s, 2017	820,000	857,925

Mashantucket Western Pequot Tribe 144A
bonds 8 1/2s, 2015 (In default) †	1,445,000	354,025

MGM Mirage, Inc. company guaranty 6 3/4s, 2013	210,000	181,125

MGM Mirage, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2017	500,000	388,750

MGM Mirage, Inc. 144A sr. sec.
notes 10 3/8s, 2014	155,000	168,175

MTR Gaming Group, Inc. 144A company
guaranty sr. notes 12 5/8s, 2014	870,000	837,375

Penn National Gaming, Inc. 144A sr. unsec.
sub. notes 8 3/4s, 2019	225,000	230,063

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015	765,000	703,800

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	1,225,000	1,225,000

Pinnacle Entertainment, Inc. 144A
sr. notes 8 5/8s, 2017	240,000	244,800

Station Casinos, Inc. sr. notes 6s, 2012 (In default) †	1,020,000	154,275

Trump Entertainment Resorts, Inc. sec.
notes 8 1/2s, 2015 (In default) †	2,130,000	43,931

CORPORATE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value

Gaming and lottery cont.
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. Ser. EXCH, 6 5/8s, 2014	$725,000	$700,531

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016	1,495,000	1,569,750

		11,774,456
Health care (7.8%)
Biomet, Inc. company guaranty sr. unsec.
bond 10s, 2017	1,290,000	1,401,263

Community Health Systems, Inc. company
guaranty 8 7/8s, 2015	700,000	724,500

DaVita, Inc. company guaranty 6 5/8s, 2013	1,350,000	1,353,375

Elan Finance PLC/Elan Finance Corp. 144A
company guaranty sr. notes 8 3/4s, 2016 (Ireland)	1,195,000	1,141,225

Fresenius US Finance II, Inc. 144A
sr. unsec. notes 9s, 2015	470,000	517,000

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡	1,335,000	1,445,138

HCA, Inc. sr. sec. notes 9 1/4s, 2016	1,270,000	1,363,663

HCA, Inc. sr. sec. notes 9 1/8s, 2014	3,030,000	3,196,650

HCA, Inc. 144A sr. sec. notes 9 7/8s, 2017	320,000	353,600

HCA, Inc. 144A sr. sec. notes 8 1/2s, 2019	950,000	1,023,625

Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	1,065,000	998,438

IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	340,000	344,250

Omnicare, Inc. company guaranty 6 3/4s, 2013	90,000	88,200

Psychiatric Solutions, Inc. company
guaranty 7 3/4s, 2015	1,320,000	1,277,100

Psychiatric Solutions, Inc. 144A sr. sub. notes 7 3/4s, 2015	300,000	289,500

Quintiles Transnational Corp. 144A
sr. notes 9 1/2s, 2014 ‡‡	355,000	356,775

Select Medical Corp. company guaranty 7 5/8s, 2015	1,820,000	1,765,400

Service Corporation International debs. 7 7/8s, 2013	688,000	670,800

Service Corporation International sr. unsec.
unsub. notes 6 3/4s, 2016	495,000	478,913

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	1,785,000	1,744,838

Sun Healthcare Group, Inc. company
guaranty sr. unsec. unsub. notes 9 1/8s, 2015	980,000	1,006,950

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	1,275,000	1,173,000

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes 8 7/8s, 2015 ‡‡	738,928	672,424

Talecris Biotherapeutics Holdings Corp. 144A
sr. unsec. notes 7 3/4s, 2016	930,000	943,950

Tenet Healthcare Corp. sr. notes 9 1/4s, 2015	600,000	639,000

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 10s, 2018	250,000	280,000

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015	1,235,000	1,333,800

United Surgical Partners International, Inc.
company guaranty sr. unsec.
sub. notes 8 7/8s, 2017	390,000	401,700

US Oncology Holdings, Inc. sr. unsec.
notes FRN 6.428s, 2012 ‡‡	955,000	892,925

US Oncology, Inc. company
guaranty sr. unsec. sub. notes 10 3/4s, 2014	500,000	525,000

Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	2,044,000	2,118,095

Ventas Realty LP/Capital Corp. company
guaranty 9s, 2012 R	2,305,000	2,408,725

Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 R	395,000	389,075

		33,318,897

8 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (82.6%)* cont.		Principal amount	Value

Homebuilding (1.6%)
Beazer Homes USA, Inc. company
guaranty sr. unsec. notes 8 3/8s, 2012		$1,630,000	$1,532,200

K. Hovnanian Enterprises, Inc. 144A
sr. notes 10 5/8s, 2016		825,000	862,125

Meritage Homes Corp. company
guaranty 6 1/4s, 2015		1,110,000	1,021,200

Meritage Homes Corp. sr. notes 7s, 2014		205,000	195,775

Realogy Corp. company
guaranty sr. notes zero %, 2014 ‡‡		254,100	209,633

Realogy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014		2,140,000	1,851,100

Standard Pacific Corp. company
guaranty sr. unsec. unsub. notes 7s, 2015		545,000	474,150

Standard Pacific Corp. company
guaranty sr. unsec. unsub. notes 6 1/4s, 2014		290,000	252,300

Standard Pacific Escrow, LLC 144A
sr. notes 10 3/4s, 2016		630,000	642,600

			7,041,083
Household furniture and appliances (0.2%)
Sealy Mattress Co. 144A company
guaranty sr. notes 10 7/8s, 2016		835,000	928,938

			928,938
Lodging/Tourism (0.5%)
Host Marriott LP company guaranty Ser. Q,
6 3/4s, 2016 R		30,000	29,850

Host Marriott LP sr. notes Ser. M, 7s, 2012 R		1,430,000	1,453,238

Seminole Hard Rock Entertainment, Inc. 144A
sr. notes FRN 2.754s, 2014		830,000	678,525

			2,161,613
Media (2.1%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015		750,000	785,625

Affinion Group, Inc. company guaranty 10 1/8s, 2013		255,000	262,013

Affinity Group, Inc. sr. sub. notes 9s, 2012		1,295,000	906,500

Interpublic Group of Companies, Inc. (The)
sr. unsec. notes 10s, 2017		205,000	227,550

Interpublic Group of Companies, Inc. (The)
sr. unsec. notes 6 1/4s, 2014		60,000	57,600

Liberty Media, LLC sr. notes 5.7s, 2013		940,000	895,350

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty 10s, 2014		1,280,000	1,334,400

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon
zero % (12 1/2s, 8/1/11), 2016 ††		1,185,000	1,081,313

NTL Cable PLC sr. notes 9 1/8s, 2016
(United Kingdom)		580,000	611,175

QVC Inc. 144A sr. sec. notes 7 1/2s, 2019		230,000	234,600

Virgin Media Finance PLC company
guaranty sr. notes 8 3/8s, 2019
(United Kingdom)		290,000	298,700

Virgin Media Finance PLC company
guaranty sr. notes Ser. 1, 9 1/2s, 2016
(United Kingdom)		375,000	402,656

Virgin Media Finance PLC company
guaranty sr. unsec. unsub. notes 9 1/2s,
2016 (United Kingdom)	EUR	140,000	215,576

WMG Acquisition Corp. company
guaranty sr. sub. notes 7 3/8s, 2014		$425,000	410,656

WMG Acquisition Corp. 144A sr. sec.
notes 9 1/2s, 2016		760,000	814,150

WMG Holdings Corp. company
guaranty sr. unsec. disc. notes 9 1/2s, 2014		220,000	222,750

			8,760,614

CORPORATE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value

Oil and gas (8.0%)
Chaparral Energy, Inc. company
guaranty 8 1/2s, 2015	$304,000	$268,280

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017	1,045,000	922,213

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 9 1/2s, 2015	250,000	274,375

Chesapeake Energy Corp. sr. notes 7 1/2s, 2014	500,000	510,000

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	1,320,000	1,343,100

Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	1,720,000	1,371,700

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017	885,000	904,913

Comstock Resources, Inc. sr. notes 6 7/8s, 2012	1,000,000	1,002,500

Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)	1,250,000	1,143,750

Connacher Oil and Gas, Ltd. 144A sr. sec.
notes 11 3/4s, 2014 (Canada)	885,000	977,925

Denbury Resources, Inc. company
guaranty sr. sub. notes 9 3/4s, 2016	155,000	165,463

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	1,305,000	1,301,738

Encore Acquisition Co. sr. sub. notes 6s, 2015	1,643,000	1,643,000

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	1,490,000	1,467,650

Ferrellgas Partners LP sr. unsec.
notes Ser. UNRE, 6 3/4s, 2014	110,000	108,350

Forest Oil Corp. sr. notes 8s, 2011	1,390,000	1,449,075

Hilcorp Energy I LP/Hilcorp Finance Co. 144A
sr. unsec. notes 7 3/4s, 2015	535,000	524,300

Newfield Exploration Co. sr. unsec.
sub. notes 7 1/8s, 2018	265,000	267,650

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	2,220,000	2,242,200

OPTI Canada, Inc. company guaranty sr. sec.
notes 8 1/4s, 2014 (Canada)	765,000	630,169

OPTI Canada, Inc. company guaranty sr. sec.
notes 7 7/8s, 2014 (Canada)	1,580,000	1,295,600

OPTI Canada, Inc. 144A sr. notes 9s,
2012 (Canada)	100,000	102,250

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	1,390,000	1,452,550

PetroHawk Energy Corp. company
guaranty sr. unsec. notes 10 1/2s, 2014	140,000	152,950

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	1,030,000	1,062,188

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	245,000	249,288

Plains Exploration & Production Co. company
guaranty 7s, 2017	1,600,000	1,572,000

Quicksilver Resources, Inc. company
guaranty 7 1/8s, 2016	290,000	270,425

Quicksilver Resources, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2015	355,000	363,875

Quicksilver Resources, Inc.
sr. notes 11 3/4s, 2016	515,000	584,525

Range Resources Corp. company
guaranty sr. unsec. sub. notes 7 1/2s, 2017	255,000	262,650

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	1,370,000	1,140,525

Sabine Pass LNG LP sr. sec. notes 7 1/4s, 2013	290,000	263,175

SandRidge Energy, Inc. company
guaranty sr. unsec. unsub. FRN 3.876s, 2014	495,000	443,767

Putnam VT High Yield Fund 9

CORPORATE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value

Oil and gas cont.
SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	$1,550,000	$1,522,875

Targa Resources, Inc. company
guaranty sr. unsec. notes 8 1/2s, 2013	2,010,000	2,090,400

Whiting Petroleum Corp. company guaranty 7s, 2014	685,000	687,569

Williams Cos., Inc. (The) notes 7 3/4s, 2031	950,000	1,041,785

Williams Cos., Inc. (The) sr. unsec.
notes 7 7/8s, 2021	455,000	521,894

Williams Cos., Inc. (The) sr. unsec.
notes 7 5/8s, 2019	295,000	330,689

Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	435,000	442,874

		34,372,205
Publishing (0.4%)
American Media Operations, Inc. 144A
sr. sub. notes 14s, 2013 ‡‡	1,302,527	833,617

American Media Operations, Inc. 144A
sr. unsec. notes 9s, 2013 ‡‡	106,573	68,207

Belo Corp. sr. unsec. unsub. notes 8s, 2016	230,000	235,750

Cenveo Corp. 144A company
guaranty sr. unsec. notes 10 1/2s, 2016	485,000	497,125

Quebecor Media, Inc. sr. unsec.
notes Ser. *, 7 3/4s, 2016 (Canada)	270,000	269,325

		1,904,024
Regional Bells (1.2%)
Cincinnati Bell, Inc. company guaranty 7s, 2015	520,000	513,500

Frontier Communications Corp. sr. unsec.
notes 8 1/4s, 2014	315,000	328,388

Frontier Communications Corp. sr. unsec.
notes 8 1/8s, 2018	1,205,000	1,214,038

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012	2,140,000	2,300,500

Qwest Corp. sr. unsec. unsub. notes 8 3/8s, 2016	240,000	257,400

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	555,000	513,375

Valor Telecommunications
Enterprises LLC/Finance Corp. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2015	140,000	144,200

		5,271,401
Retail (2.4%)
Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	895,000	825,638

Burlington Coat Factory Warehouse Corp.
company guaranty sr. unsec. notes 11 1/8s, 2014	1,065,000	1,099,613

Dollar General Corp. company
guaranty sr. unsec. notes 10 5/8s, 2015	491,000	543,783

Harry & David Operations Corp. company
guaranty sr. unsec. notes 9s, 2013	860,000	589,100

Harry & David Operations Corp. company
guaranty sr. unsec. notes FRN 5.361s, 2012	285,000	191,663

Michaels Stores, Inc. company
guaranty 11 3/8s, 2016	1,095,000	1,152,488

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. notes 9s, 2015 ‡‡	1,773,618	1,733,712

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. sub. notes 10 3/8s,
2015	470,000	460,600

Toys R Us Property Co., LLC 144A company
guaranty sr. unsec. notes 10 3/4s, 2017	1,505,000	1,647,975

Toys R Us Property Co., LLC 144A
sr. notes 8 1/2s, 2017	805,000	819,088

United Auto Group, Inc. company
guaranty 7 3/4s, 2016	1,245,000	1,204,538

		10,268,198

CORPORATE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value

Technology (5.1%)
Advanced Micro Devices, Inc. 144A sr. unsec.
notes 8 1/8s, 2017	$635,000	$632,619

Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	322,000	327,233

Avago Technologies Finance company
guaranty sr. unsec. sub. notes 11 7/8s,
2015 (Singapore)	270,000	297,338

Ceridian Corp. company guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡	725,300	685,409

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	1,010,000	963,288

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015	430,000	436,988

First Data Corp. company guaranty sr. unsec.
notes 9 7/8s, 2015	1,605,000	1,496,663

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	1,130,000	966,150

First Data Corp. company guaranty sr. unsec.
unsub. notes 10.55s, 2015 ‡‡	2,731,886	2,424,549

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2014 ‡‡	1,033,639	913,478

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	1,015,000	931,263

Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes 10 1/8s, 2016	1,182,000	951,510

Iron Mountain, Inc. company guaranty
6 5/8s, 2016	735,000	720,300

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	575,000	593,688

Lucent Technologies, Inc. unsec.
debs. 6.45s, 2029	145,000	103,856

New ASAT Finance, Ltd. company guaranty
9 1/4s, 2011 (Cayman Islands) (In default) F †	690,000	863

NXP BV/NXP Funding, LLC sec.
notes Ser. EXCH, 7 7/8s, 2014 (Netherlands)	1,260,000	1,143,450

Sanmina Corp. company guaranty sr. unsec.
sub. notes 6 3/4s, 2013	125,000	123,281

Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016	120,000	119,700

Seagate Technology International 144A
company guaranty sr. sec. notes 10s, 2014
(Cayman Islands)	360,000	397,800

SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	1,180,000	1,256,700

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	2,290,000	2,347,250

SunGard Data Systems, Inc. company
guaranty sr. unsec. unsub. notes 10 5/8s, 2015	296,000	325,970

Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013	990,000	983,813

Unisys Corp. sr. unsec.
unsub. notes 12 1/2s, 2016	280,000	289,800

Unisys Corp. 144A company
guaranty sr. sub. notes 14 1/4s, 2015	1,405,000	1,636,825

Xerox Capital Trust I company guaranty 8s, 2027	550,000	544,500

		21,614,284
Telecommunications (6.9%)
CC Holdings GS V, LLC/Crown Castle GS
III Corp. 144A sr. sec. notes 7 3/4s, 2017	350,000	372,750

Clearwire Communications, LLC/Clearwire Finance, Inc.
144A company guaranty sr. notes 12s, 2015	1,190,000	1,207,850

Clearwire Communications, LLC/Clearwire Finance, Inc.
144A company guaranty sr. notes 12s, 2015	885,000	898,275

Digicel Group, Ltd. 144A sr. notes 8 1/4s,
2017 (Jamaica)	855,000	833,625

10 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (82.6%)* cont.		Principal amount	Value

Telecommunications cont.
Digicel Group, Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Jamaica)		$810,000	$785,700

Global Crossing, Ltd. 144A sr. sec.
notes 12s, 2015 (United Kingdom)		105,000	115,238

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017
(United Kingdom)		735,000	751,538

Intelsat Bermuda, Ltd. 144A company guaranty
sr. unsec. notes 11 1/4s, 2017 (Bermuda)		1,315,000	1,318,288

Intelsat Intermediate Holding Co., Ltd.
company guaranty sr. unsec.
notes stepped-coupon zero % (9 1/4s,
2/1/10), 2015 (Bermuda) ††		625,000	642,188

Intelsat Intermediate Holding Co., Ltd.
company guaranty sr. unsec.
notes stepped-coupon Ser. *, zero %
(9 1/2s, 2/1/10), 2015 (Bermuda) ††		1,165,000	1,197,038

Intelsat Jackson Holding Co. company guaranty
sr. unsec. notes 11 1/4s, 2016 (Bermuda)		2,525,000	2,727,000

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec. notes Ser. *,
8 7/8s, 2015 (Bermuda)		675,000	698,625

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec. notes Ser. *,
8 1/2s, 2013 (Bermuda)		680,000	693,600

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014		1,645,000	1,554,525

Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017		285,000	260,063

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014		2,175,000	2,202,188

Nextel Communications, Inc. company
guaranty sr. unsec. notes Ser. D, 7 3/8s, 2015		1,785,000	1,735,913

NII Capital Corp. 144A company
guaranty sr. notes 10s, 2016		1,200,000	1,257,000

Nordic Telephone Co. Holdings ApS 144A
sr. sec. bond 8 7/8s, 2016 (Denmark)		260,000	274,950

PAETEC Holding Corp. company guaranty
sr. unsec. unsub. notes 9 1/2s, 2015		455,000	437,938

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8 1/4s, 2019		390,000	413,400

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8s, 2016		785,000	820,325

Sprint Capital Corp. company
guaranty 6 7/8s, 2028		2,260,000	1,878,625

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		490,000	499,800

West Corp. company guaranty 9 1/2s, 2014		1,215,000	1,233,225

Wind Acquisition Finance SA 144A
sr. notes 11 3/4s, 2017 (Netherlands)		900,000	983,250

Wind Acquisition Finance SA 144A
sr. notes 11 3/4s, 2017 (Netherlands)	EUR	150,000	234,915

Windstream Corp. company guaranty
8 5/8s, 2016		$1,865,000	1,897,638

Windstream Corp. company guaranty
8 1/8s, 2013		1,435,000	1,488,813

			29,414,283
Telephone (0.7%)
Cricket Communications, Inc. company
guaranty 9 3/8s, 2014		1,165,000	1,170,825

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016		600,000	598,500

GIC, Inc. 144A sr. notes 8 5/8s, 2019		230,000	232,013

CORPORATE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value

Telephone cont.
Qwest Communications International, Inc.
company guaranty 7 1/2s, 2014	$355,000	$356,331

Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	510,000	525,938

		2,883,607
Textiles (0.8%)
Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN Ser. B,
3.831s, 2014	1,610,000	1,523,463

Hanesbrands, Inc. sr. unsec. notes 8s, 2016	550,000	560,313

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	80,000	83,700

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015	1,365,000	1,433,250

		3,600,726
Tire and rubber (0.4%)
Goodyear Tire & Rubber Co. (The) sr. unsec.
notes 10 1/2s, 2016	1,560,000	1,723,800

		1,723,800
Transportation (0.5%)
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	1,065,000	1,051,688

RailAmerica, Inc. company
guaranty sr. notes 9 1/4s, 2017	626,000	665,908

Trico Shipping AS 144A sr. notes 11 7/8s,
2014 (Norway)	580,000	603,925

		2,321,521
Utilities and power (6.1%)
AES Corp. (The) sr. unsec. notes 8s, 2020	380,000	386,650

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	730,000	749,163

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	1,085,000	1,112,125

Ameren Corp. sr. unsec. notes 8 7/8s, 2014	785,000	885,895

Calpine Corp. 144A sr. sec. notes 7 1/4s, 2017	1,345,000	1,291,200

CMS Energy Corp. sr. notes 8 1/2s, 2011	430,000	450,558

Colorado Interstate Gas Co. debs. 6.85s,
2037 (Canada)	1,055,000	1,082,614

Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	1,130,000	1,093,275

Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016	525,000	446,250

Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013	120,000	112,800

Edison Mission Energy sr. unsec. notes 7.2s, 2019	550,000	416,625

Edison Mission Energy sr. unsec. notes 7s, 2017	30,000	23,700

El Paso Corp. sr. unsec. notes 12s, 2013	250,000	292,500

El Paso Natural Gas Co. debs. 8 5/8s, 2022	360,000	420,081

Energy Future Holdings Corp. company
guaranty sr. unsec. notes 11 1/4s, 2017 ‡‡	460,000	325,450

Energy Future Holdings Corp.
sr. notes 9 3/4s, 2019	548,000	548,000

Energy Future Intermediate Holdings Co., LLC
sr. notes Ser. *, 9 3/4s, 2019	605,000	605,000

Inergy LP/Inergy Finance Corp. sr. unsec.
notes 6 7/8s, 2014	2,115,000	2,088,563

Ipalco Enterprises, Inc. sr. sec.
notes 8 5/8s, 2011	510,000	532,950

Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016	170,000	170,425

Mirant Americas Generation, Inc. sr. unsec.
notes 8.3s, 2011	1,360,000	1,394,000

Mirant North America, LLC company
guaranty 7 3/8s, 2013	1,365,000	1,349,644

Putnam VT High Yield Fund 11

CORPORATE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value

Utilities and power cont.
NiSource Finance Corp. company
guaranty sr. unsec. notes 10 3/4s, 2016	$305,000	$375,816

NRG Energy, Inc. company guaranty 7 3/8s, 2017	685,000	686,713

NRG Energy, Inc. sr. notes 7 3/8s, 2016	4,270,000	4,275,338

Orion Power Holdings, Inc. sr. unsec.
notes 12s, 2010	1,240,000	1,271,000

Sierra Pacific Power Co. general ref. mtge.
6 1/4s, 2012	275,000	289,624

Sierra Pacific Resources sr. unsec.
notes 8 5/8s, 2014	855,000	885,994

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes Ser. *, 7.2s, 2011	335,000	349,731

Teco Finance, Inc. company guaranty sr.
unsec. unsub. notes Ser. *, 7s, 2012	525,000	560,298

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028	140,000	149,227

Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes zero %,
2016 (United Kingdom) ‡‡	465,000	327,825

Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes Ser. B,
10 1/4s, 2015 (United Kingdom)	180,000	145,800

Texas-New Mexico Power Co. 144A 1st mtge.
sec. 9 1/2s, 2019	850,000	1,042,637

Utilicorp United, Inc. sr. unsec.
notes 7.95s, 2011	38,000	39,719

		26,177,190
Total corporate bonds and notes (cost $343,970,789)		$353,197,073

SENIOR LOANS (7.6%)* [c]	Principal amount	Value

Automotive (0.3%)
Allison Transmission, Inc. bank term loan
FRN Ser. B, 3.009s, 2014	$1,405,469	$1,286,356

		1,286,356
Basic materials (0.1%)
Lyondell Chemical Co. bank term loan FRN
13s, 2010 U	155,000	161,200

Rockwood Specialties Group, Inc. bank term
loan FRN Ser. H, 6s, 2014	317,029	319,010

		480,210
Broadcasting (0.3%)
Clear Channel Communications, Inc. bank term
loan FRN Ser. B, 3.884s, 2016	568,974	463,714

Univision Communications, Inc. bank term
loan FRN Ser. B, 2.533s, 2014	705,000	611,235

		1,074,949
Capital goods (0.4%)
Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN 2.283s, 2014	16,020	11,935

Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN Ser. B, 2 1/4s, 2014	321,284	239,356

Hexcel Corp. bank term loan FRN 6 1/2s, 2014	159,375	159,773

Manitowoc Co., Inc. (The) bank term loan FRN
Ser. A, 4.813s, 2013	862,105	829,776

Sequa Corp. bank term loan FRN 3.879s, 2014	420,833	374,278

		1,615,118
Communication services (0.6%)
Cebridge Connections, Inc. bank term loan
FRN 4.757s, 2014	385,000	373,313

Charter Communications, Inc. bank term loan
FRN 2.756s, 2014	785,000	713,761

Fairpoint Communications, Inc. bank term
loan FRN Ser. B, 5 1/2s, 2015	520,072	403,836

SENIOR LOANS (7.6%)* [c] cont.	Principal amount	Value

Communication services cont.
Skype Technologies SA bank term loan FRN
Ser. B, 9s, 2014 (Luxembourg)	$835,000	$856,293

Towerco, LLC bank term loan FRN 6s, 2014	245,000	247,450

		2,594,653
Consumer cyclicals (2.7%)
Building Materials Holdings Corp. bank term
loan FRN 3.005s, 2014	694,763	641,353

CCM Merger, Inc. bank term loan FRN Ser. B,
8 1/2s, 2012	1,091,709	1,061,687

Chester Down & Marina, LLC bank term loan
FRN 12 3/8s, 2016	600,000	602,250

Dex Media West, LLC/Dex Media Finance Co.
bank term loan FRN Ser. B, 7s, 2014	244,213	224,676

Federal Mogul Corp. bank term loan FRN
Ser. B, 2.168s, 2014	890,608	745,884

Federal Mogul Corp. bank term loan FRN
Ser. C, 2.168s, 2015	454,392	380,553

GateHouse Media, Inc. bank term loan FRN
Ser. B, 2.24s, 2014	619,022	222,074

GateHouse Media, Inc. bank term loan FRN
Ser. DD, 2.24s, 2014	230,978	82,863

Golden Nugget, Inc. bank term loan FRN
Ser. B, 2.26s, 2014	180,003	118,127

Golden Nugget, Inc. bank term loan FRN
Ser. DD, 2.265s, 2014	102,730	67,416

Goodman Global Holdings, Inc. bank term loan
FRN Ser. B, 6 1/2s, 2011	966,650	966,449

Neiman Marcus Group, Inc. (The) bank term
loan FRN Ser. B, 2.255s, 2013	334,431	302,063

QVC, Inc. bank term loan FRN 5.749s, 2014	113,249	113,202

Reynolds Consumer Products, Inc. bank term
loan FRN Ser. B, 6 1/4s, 2015	515,000	516,931

Six Flags Theme Parks bank term loan FRN
2.49s, 2015	1,644,881	1,597,590

Thomas Learning bank term loan FRN Ser. B,
2.73s, 2014	1,777,065	1,617,129

Travelport, LLC. bank term loan FRN Ser. C, 10 1/2s, 2013	164,175	164,175

Tribune Co. bank term loan FRN Ser. B,
5 1/4s, 2014 (In default) †	2,241,625	1,294,538

United Components, Inc. bank term loan FRN
Ser. D, 2 1/4s, 2012	164,667	151,905

Visteon Corp. bank term loan FRN Ser. B,
5 1/4s, 2013	495,000	544,500

		11,415,365
Consumer staples (0.6%)
Claire’s Stores, Inc. bank term loan FRN
3.033s, 2014	812,034	656,394

Pinnacle Foods Holding Corp. bank term loan
FRN Ser. B, 2.985s, 2014	805,061	748,706

Revlon Consumer Products bank term loan FRN
Ser. B, 4.262s, 2012	475,000	462,955

Rite-Aid Corp. bank term loan FRN 9 1/2s, 2015	675,000	697,571

Rite-Aid Corp. bank term loan FRN Ser. B,
1.99s, 2014	83,513	73,366

		2,638,992
Energy (0.1%)
MEG Energy Corp. bank term loan FRN 6.232s,
2016 (Canada)	255,000	249,900

		249,900
Entertainment (0.2%)
Universal City Development Partners, Ltd.
bank term loan FRN Ser. B, 6 1/2s, 2014	1,075,000	1,076,344

		1,076,344

12 Putnam VT High Yield Fund

SENIOR LOANS (7.6%)* [c] cont.	Principal amount	Value

Financials (0.3%)
CB Richard Ellis Services, Inc. bank term
loan FRN Ser. B, 6.001s, 2013	$393,849	$374,156

HUB International Holdings, Inc. bank term
loan FRN 6 3/4s, 2014	458,850	451,967

Nuveen Investments, Inc. bank term loan FRN
Ser. B, 3.281s, 2014	302,035	263,828

		1,089,951
Gaming and lottery (0.1%)
Harrah’s Operating Co., Inc. bank term loan
FRN Ser. B, 9 1/2s, 2016	285,000	282,952

		282,952
Health care (0.7%)
Community Health Systems, Inc. bank term
loan FRN Ser. B, 2.506s, 2014	550,216	518,273

Community Health Systems, Inc. bank term
loan FRN Ser. DD, 2.506s, 2014	29,327	27,625

Healthsouth Corp. bank term loan FRN 4.01s, 2014	420,216	405,299

Healthsouth Corp. bank term loan FRN Ser. B, 2.51s, 2013	510,564	483,121

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 5.531s, 2014	1,754,844	1,592,521

Select Medical Corp. bank term loan FRN
Ser. B, 2.267s, 2012	138,865	131,723

		3,158,562
Homebuilding (0.1%)
Realogy Corp. bank term loan FRN 0.085s, 2013	74,458	66,019

Realogy Corp. bank term loan FRN Ser. B, 3.287s, 2013	277,569	246,111

		312,130
Media (—%)
Nielsen Finance LLC/Nielsen Finance Co. bank
term loan FRN Ser. B, 3.985s, 2016	106,291	100,046

Nielsen Finance LLC/Nielsen Finance Co. bank
term loan FRN Ser. TA, 2.235s, 2013	51,032	47,651

		147,697
Oil and gas (—%)
Targa Resources, Inc. bank term loan FRN
2.234s, 2012	29,274	29,112

Targa Resources, Inc. bank term loan FRN
Ser. C, 0.158s, 2011	23,431	23,431

		52,543
Retail (0.3%)
Dollar General Corp. bank term loan FRN
Ser. B1, 3.006s, 2014	771,125	743,557

Michaels Stores, Inc. bank term loan FRN
Ser. B, 2.563s, 2013	575,176	517,838

		1,261,395
Technology (0.1%)
Compucom Systems, Inc. bank term loan FRN
3.74s, 2014	444,820	417,018

		417,018
Telecommunications (—%)
Level 3 Financing, Inc. bank term loan FRN
Ser. B, 11 1/2s, 2014	75,000	79,688

		79,688
Transportation (0.1%)
Swift Transportation Co., Inc. bank term
loan FRN 0.273s, 2014	665,000	602,102

		602,102
Utilities and power (0.6%)
Calpine Corp. bank term loan FRN Ser. B, 3.165s, 2014	266,457	251,668

TXU Energy Corp. bank term loan
FRN Ser. B2, 3.735s, 2014	777,639	631,831

TXU Energy Corp. bank term loan
FRN Ser. B3, 3.735s, 2014	2,150,550	1,732,268

		2,615,767
Total senior loans (cost $33,034,249)		$32,451,692

CONVERTIBLE BONDS AND NOTESS (3.8%)*	Principal amount	Value

Acquicor Technology, Inc. 144A cv. notes 8s, 2011	$607,000	$522,020

Advanced Micro Devices, Inc. cv. sr. unsec.
notes 6s, 2015	685,000	616,500

Advanced Micro Devices, Inc. cv. sr. unsec.
notes 5 3/4s, 2012	152,000	149,910

Alexandria Real Estate Equities, Inc.
144A cv. company guaranty sr. unsec.
notes 3.7s, 2027 R	700,000	661,500

Alliant Techsystems, Inc. cv. company guaranty
sr. sub. notes 3s, 2024	725,000	909,875

ArcelorMittal cv. sr. unsec. unsub. notes 5s,
2014 (Luxembourg)	370,000	612,813

Digital Realty Trust LP 144A cv. sr. unsec.
notes 5 1/2s, 2029 R	515,000	671,431

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	555,000	701,187

General Cable Corp. cv. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/29) 2029 ††	494,000	508,203

General Growth Properties, Inc.
144A cv. sr. notes 3.98s, 2027 (In default) † R	460,000	435,850

Global Crossing, Ltd. cv. sr. unsec. notes 5s, 2011	415,000	402,567

International Game Technology
144A cv. sr. unsec. notes 3 1/4s, 2014	485,000	591,603

L-3 Communications Holdings, Inc. cv. company
sr. unsec. bonds 3s, 2035	225,000	236,250

L-3 Communications Holdings, Inc. 144A cv.
company guaranty sr. unsec. bonds 3s, 2035	590,000	619,500

Leap Wireless International, Inc. cv. sr. unsec.
notes 4 1/2s, 2014	480,000	397,200

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 5 1/4s, 2011	465,000	441,169

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 3 1/2s, 2012	600,000	525,000

Massey Energy Co. cv. company
guaranty sr. unsub. notes 3 1/4s, 2015	1,963,000	1,715,171

Maxtor Corp. cv. company guaranty sr. unsec.
unsub. deb. 2 3/8s, 2012	555,000	654,900

Pantry, Inc. (The) cv. company
guaranty sr. unsec. sub. notes 3s, 2012	1,380,000	1,207,500

SAVVIS, Inc. cv. sr. unsec. notes 3s, 2012	588,000	535,080

Sirius Satellite Radio, Inc. cv. sr. unsec. notes 3 1/4s, 2011	678,000	610,200

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	300,000	377,438

Titan International, Inc.
144A cv. sr. sub. notes 5 5/8s, 2017	545,000	577,700

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	810,000	605,475

Virgin Media, Inc. 144A cv. sr. unsec. notes 6 1/2s, 2016	545,000	645,825

XM Satellite Radio Holdings, Inc.
144A cv. sr. unsec. sub. notes 7s, 2014	209,000	169,029

Total convertible bonds and notes (cost $13,511,640)		$16,100,896

COMMON STOCKS (2.6%)*	Shares	Value

AboveNet, Inc. †	1,220	$79,349

AES Corp. (The) †	33,440	445,086

Alliance Imaging, Inc. †	109,558	625,576

American Media, Inc. 144A F	22,316	2

Avis Budget Group, Inc. †	23,540	308,845

Bohai Bay Litigation, LLC F	2,670	8,329

Charter Communications, Inc. Class A †	8,755	308,614

Chesapeake Energy Corp.	10,260	265,529

CIT Group, Inc. †	10,240	282,726

Dana Holding Corp. †	33,914	367,628

Decrane Aircraft Holdings, Inc. F †	11,167	11

Putnam VT High Yield Fund 13

COMMON STOCKS (2.6%)*			Shares	Value

El Paso Corp.			$34,660	$340,708

FelCor Lodging Trust, Inc. † R			50,895	183,222

Interpublic Group of Companies, Inc. (The) †			64,950	479,331

Louisiana-Pacific Corp. †			66,825	466,439

Nortek, Inc. †			41,923	1,467,305

PetroHawk Energy Corp. †			26,380	632,856

Public Service Enterprise Group, Inc.			19,440	646,380

Qwest Communications International, Inc.			104,175	438,577

Sealy Corp. †			183,655	580,350

Service Corporation International			69,075	565,724

Spectrum Brands, Inc. †			60,675	1,365,188

Talecris Biotherapeutics Holdings Corp. †			20,950	466,557

TRW Automotive Holdings Corp. †			19,385	462,914

Vertis Holdings, Inc. F †			33,617	34

Williams Cos., Inc. (The)			19,143	403,534

Total common stocks (cost $11,739,892)				$11,190,814

CONVERTIBLE PREFERRED STOCKS (0.6%)*			Shares	Value

Crown Castle International Corp. $3.125 cum. cv. pfd.			16,145	$933,383

Dole Food Automatic Exchange 144A 7.00% cv. pfd. †			34,600	402,052

Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.			6,837	786,255

Great Plains Energy, Inc. $6.00 cv. pfd.			6,470	430,643

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †			1,120	4,480

Total convertible preferred stocks (cost $3,045,141)				$2,556,813

PREFERRED STOCKS (0.2%)*			Shares	Value

Decrane Aircraft Holdings, Inc. $16.00 pfd. ‡‡			8,000	$56,000

GMAC, Inc. 144A 7.00% Ser. G pfd.			1,159	763,926

Total preferred stocks (cost $477,257)				$819,926

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)* Principal amount				Value

Argentina (Republic of) sr. unsec. bonds FRB
0.578s, 2013			$1,470,000	$636,510

Total foreign government bonds and notes (cost $618,422)				$636,510

WARRANTS (—%)* †	Expiration date	Strike Price	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	236	$23,364

Charter Communication
Class A	11/30/14	46.86	37	231

Decrane Aircraft Holdings Co.
Class B	6/30/10	116.00	1	—

New ASAT (Finance), Ltd.
(Cayman Islands) F	2/01/11	0.01	179,400	—

Smurfit Kappa Group PLC
144A (Ireland)	10/01/13	EUR 0.001	432	19,925

Vertis Holdings, Inc. F	10/18/15	$0.01	2,656	—

Total warrants (cost $27,326)				$43,520

MORTGAGE-BACKED SECURITIES (—%)*		Principal amount		Value

Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040			$155,000	$9,639

Total mortgage-backed securities (cost $139,455)				$9,639

SHORT-TERM INVESTMENTS (—%)*		Principal amount		Value

U.S. Treasury Bills for an effective yield
of 0.30%, November 18, 2010 ##			$69,000	$68,756

U.S. Treasury Bills for an effective yield
of 0.35%, April 1, 2010 ##			11,000	10,987

Total short-term investments (cost $79,807)				$79,743

Total investments (cost $406,643,978)				$417,086,626

Key to holding’s currency abbreviations

EUR	Euro

Key to holding’s abbreviations

FRB	Floating Rate Bonds
FRN	Floating Rate Notes
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNH	Medium Term Notes Class H
MTNI	Medium Term Notes Class I
MTNJ	Medium Term Notes Class J

* Percentages indicated are based on net assets of $427,430,043.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at December 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

R Real Estate Investment Trust.

U This security, in part or in entirety, represents unfunded loan commitments (Note 8).

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at December 31, 2009.

At December 31, 2009, liquid assets totaling $1,360,000 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at December 31, 2009.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO SELL
at 12/31/09 (aggregate		Aggregate	Delivery	Unrealized
face value $7,024,318)	Value	face value	date	appreciation

Euro	$7,024,318	$7,392,100	1/20/10	$367,782

Total				$367,782

14 Putnam VT High Yield Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/09

					Fixed payments	Unrealized
		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Swap counterparty/Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N. A.
Nalco Co., 7.75%, 11/15/11	Ba2	$—	$300,000	9/20/12	350 bp	$12,759

JPMorgan Chase Bank, N. A.
Claire’s Stores, 9 5/8%, 6/1/15	Ca	—	190,000	6/20/12	230 bp	(44,231)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B2	—	185,000	6/20/13	595 bp	7,546

Morgan Stanley Capital Services, Inc.
Nalco Co., 7.75%, 11/15/11	Ba2	—	305,000	9/20/12	330 bp	11,701

Nalco Co., 7.75%, 11/15/11	Ba2	—	380,000	3/20/13	460 bp	29,231

Total						$17,006

*Payments related to the reference debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2009.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$466,439	$—	$—

Capital goods	—	—	11

Communication services	826,540	—	—

Consumer cyclicals	1,309,873	1,467,305	36

Consumer staples	2,820,107	—	—

Energy	1,301,919	—	8,329

Financials	465,948	—	—

Health care	1,092,133	—	—

Utilities and power	1,432,174	—	—

Total common stocks	9,715,133	1,467,305	8,376

Convertible bonds and notes	—	16,100,896	—

Convertible preferred stocks	—	2,556,813	—

Corporate bonds and notes	—	353,193,544	3,529

Foreign government bonds and notes	—	636,510	—

Mortgage-backed securities	—	9,639	—

Preferred stocks	—	819,926	—

Senior loans	—	32,451,692	—

Warrants	23,364	20,156	—

Short-term investments	—	79,743	—

Totals by level	$9,738,497	$407,336,224	$11,905

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$384,788	$813,351

Other financial instruments include swaps, forward currency contracts and receivable purchase agreements.

Putnam VT High Yield Fund 15

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation) †	sales	Level 3	2009

Common stocks:

Capital goods	$11	$—	$—	$—	$—	$—	$11

Consumer cyclicals	34	—		(494,358)	494,360	—	36

Energy	124,165	—	135,291	(74,022)	(177,105)	—	8,329

Total common stocks	$124,210	$—	$135,291	$(568,380)	$317,255	$—	$8,376

Corporate bonds and notes	$54,583	$—	$(55)	$3,668	$(3,670)	$(50,997)	$3,529

Warrants	1,578	—	(36,659)	35,081	—	—	—

Totals:	$180,371	$—	$98,577	$(529,631)	$313,585	$(50,997)	$11,905

† Includes $(486,029) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
	2008 ††	premiums	gain/(loss)	(depreciation) †	sales	Level 3	2009 ††

Other financial instruments:	$911,896	$—	$—	$(98,545)	$—	$—	$813,351

† Includes $(98,545) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount receivable under receivable purchase agreements.

The accompanying notes are an integral part of these financial statements.

16 Putnam VT High Yield Fund

Statement of assets and liabilities
12/31/09

Assets

Investment in securities, at value, (Note 1):

Unaffiliated issuers (identified cost $406,643,978)	$417,086,626

Cash	539,529

Dividends, interest and other receivables	7,823,553

Receivable for shares of the fund sold	304,042

Receivable for investments sold	4,356,930

Unrealized appreciation on forward currency contracts (Note 1)	367,782

Receivable for receivable purchase agreement (Note 2)	813,351

Unrealized appreciation on swap contracts (Note 1)	61,237

Total assets	431,353,050

Liabilities

Payable for investments purchased	2,724,046

Payable for purchases of delayed delivery securities (Notes 1 and 8)	54,709

Payable for shares of the fund repurchased	149,594

Payable for compensation of Manager (Note 2)	637,998

Payable for investor servicing fees (Note 2)	10,614

Payable for custodian fees (Note 2)	10,167

Payable for Trustee compensation and expenses (Note 2)	133,476

Payable for administrative services (Note 2)	2,726

Payable for distribution fees (Note 2)	24,674

Payable for auditing fees	81,660

Unrealized depreciation on swap contracts (Note 1)	44,231

Other accrued expenses	49,112

Total liabilities	3,923,007

Net assets	$427,430,043

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$607,418,812

Undistributed net investment income (Note 1)	30,226,023

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(221,852,556)

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	11,637,764

Total — Representing net assets applicable
to capital shares outstanding	$427,430,043

Computation of net asset value Class IA

Net Assets	$310,577,540

Number of shares outstanding	46,749,192

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$6.64

Computation of net asset value Class IB

Net Assets	$116,852,503

Number of shares outstanding	17,716,014

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$6.60

Statement of operations
Year ended 12/31/09

Investment income

Interest (including interest income of $11,775 from
investments in affiliated issuers) (Note 6)	$33,263,320

Dividends	289,454

Total investment income	33,552,774

Expenses

Compensation of Manager (Note 2)	2,601,100

Investor servicing fees (Note 2)	111,007

Custodian fees (Note 2)	26,546

Trustee compensation and expenses (Note 2)	35,314

Administrative services (Note 2)	23,456

Distribution fees — Class IB (Note 2)	255,917

Other	291,089

Fees waived and reimbursed by Manager (Note 2)	(379,436)

Total expenses	2,964,993

Expense reduction (Note 2)	(3,783)

Net expenses	2,961,210

Net investment income	30,591,564

Net realized loss on investments (Notes 1 and 3)	(36,231,778)

Net realized gain on swap contracts (Note 1)	21,629

Net realized loss on foreign currency transactions (Note 1)	(561,587)

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	585,303

Net unrealized appreciation of investments, receivable purchase
agreements and swap contracts during the year	155,362,464

Net gain on investments	119,176,031

Net increase in net assets resulting from operations	$149,767,595

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 17

Statement of changes in net assets

	Putnam VT
	High Yield Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets:

Operations:

Net investment income	$30,591,564	$35,639,216

Net realized loss on investments and
foreign currency transactions	(36,771,736)	(27,779,105)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	155,947,767	(122,353,648)

Net increase (decrease) in net assets
resulting from operations	149,767,595	(114,493,537)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(27,109,976)	(30,060,340)

Class IB	(10,092,163)	(12,192,359)

Increase (decrease) from capital share
transactions (Note 4)	7,513,827	(48,814,582)

Total increase (decrease) in net assets	120,079,283	(205,560,818)

Net assets:

Beginning of year	307,350,760	512,911,578

End of year (including undistributed net
investment income of $30,226,023 and
$36,843,846, respectively)	$427,430,043	$307,350,760

The accompanying notes are an integral part of these financial statements.

18 Putnam VT High Yield Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%) c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,c,e	Ratio of net investment income (loss) to average net assets (%) b	Portfolio turnover (%)

Putnam VT High Yield Fund (Class IA)

12/31/09	$5.00	.47	1.81	2.28	(.64)	(.64)	$6.64	50.92	$310,578.73		8.29	63.24

12/31/08	7.45	.54	(2.33)	(1.79)	(.66)	(.66)	5.00	(26.21)	222,063.72		8.37	24.21

12/31/07	7.83	.58	(.33)	.25	(.63)	(.63)	7.45	3.17	360,197.73		7.67	43.25

12/31/06	7.68	.56	.20	.76	(.61)	(.61)	7.83	10.60	431,054.74		7.46	51.55

12/31/05	8.10	.56	(.31)	.25	(.67)	(.67)	7.68	3.47	460,707.76		7.27	43.21

Putnam VT High Yield Fund (Class IB)

12/31/09	$4.96	.46	1.80	2.26	(.62)	(.62)	$6.60	50.79	$116,853.98		8.05	63.24

12/31/08	7.39	.52	(2.31)	(1.79)	(.64)	(.64)	4.96	(26.37)	85,287.97		8.11	24.21

12/31/07	7.78	.56	(.34)	.22	(.61)	(.61)	7.39	2.79	152,715.98		7.42	43.25

12/31/06	7.62	.54	.21	.75	(.59)	(.59)	7.78	10.52	167,982.99		7.20	51.55

12/31/05	8.05	.53	(.31)	.22	(.65)	(.65)	7.62	3.10	170,165	1.01	7.02	43.21

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.10%

12/31/08	0.10

12/31/07	0.06

12/31/06	0.07

12/31/05	0.02

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 19

Notes to financial statements 12/31/09

Note 1 — Significant accounting policies

Putnam VT High Yield Fund (the “fund”), is a diversified series of Putnam Variable Trust (the “Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks high current income, with a secondary objective of capital growth when consistent with achieving high income, by primarily investing in bonds of U.S. companies across a wide range of industries. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency

20 Putnam VT High Yield Fund

contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $4,600,000 on Forward currency contracts for the year ended December 31, 2009.

E) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities.. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $3,000,000 on Credit default swap contracts for the year ended December 31, 2009.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At December 31, 2009, the fund had net liability position of $23,642 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $79,778.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2009, the fund had a capital loss carryover of $217,633,077 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss
Fund name	carryover	Expiration date

Putnam VT High Yield Fund	116,537,335	12/31/10

	16,826,743	12/31/11

	11,865,538	12/31/12

	6,791,658	12/31/13

	728,766	12/31/14

	28,491,807	12/31/16

	36,391,230	12/31/17

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover, defaulted bond interest, income on swap contracts, and receivable purchase agreement gain. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2009, the fund reclassified $7,248 to decrease undistributed net investment income and $88,254,188 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $88,261,436.

The tax basis components of distributable earnings and the federal tax cost as of December 31, 2009 were as follows:

Unrealized appreciation	$28,925,770
Unrealized depreciation	(19,697,408)

Net unrealized appreciation	9,228,362
Undistributed ordinary income	30,944,893
Capital loss carryforward	(217,633,077)

Cost for federal income tax purposes	$407,858,264

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Beneficial interest At December 31, 2009, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 33.0% of the fund is owned by accounts of one group of insurance companies.

Putnam VT High Yield Fund 21

Note 2 — Management fee, administrative services and
other transactions

The fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates:

Fund name	Fee rate

Putnam VT High Yield Fund	0.70% of the first $500 million of average
net assets,
0.60% of the next $500 million,
0.55% of the next $500 million,
0.50% of the next $5 billion,
0.475% of the next $5 billion,
0.455% of the next $5 billion,
0.44% of the next $5 billion,
and 0.43% thereafter.

Effective January 1, 2010, the fund will pay Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

Fund name	Fee rate

Putnam VT High Yield Fund	0.720% of the first $5 billion of average
net assets,
0.670% of the next $5 billion,
0.620% of the next $10 billion,
0.570% of the next $10 billion,
0.520% of the next $50 billion,
0.500% of the next $50 billion,
0.490% of the next $100 billion,
and 0.485% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses for the fund’s Lipper peer group of funds underlying variable insurance products that have the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the year ended December 31, 2009, the fund’s expenses were reduced by $205,798 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the year ended December 31, 2009, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.60% of the fund’s average net assets. During the year ended December 31, 2009, the fund’s expenses were reduced by $173,638 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (“Agreements”) with other registered investment companies (each a “Purchaser”) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $3,538,401 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreements, which are included in the Statement of assets and liabilities, are valued at fair value following procedures approved by the Trustees. All remaining payments under the agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.03% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended December 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended December 31, 2009, the fund’s expenses were reduced by $3,783 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $310, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the year ended December 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $236,750,902 and $221,419,183, respectively.

22 Putnam VT High Yield Fund

Note 4 — Capital shares

At December 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

			Class IA shares				Class IB shares
	Year ended 12/31/09		Year ended 12/31/08		Year ended 12/31/09		Year ended 12/31/08

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Putnam VT High Yield Fund

Shares sold	6,167,306	$34,454,488	3,997,152	$24,393,609	2,747,112	$14,681,820	1,565,399	$9,294,072

Shares issued in connection with
reinvestment of distributions	5,805,134	27,109,976	4,547,706	30,060,340	2,175,035	10,092,163	1,858,591	12,192,359

Subtotal	11,972,440	61,564,464	8,544,858	54,453,949	4,922,147	24,773,983	3,423,990	21,486,431

Shares repurchased	(9,624,109)	(54,731,067)	(12,460,227)	(80,904,575)	(4,394,314)	(24,093,553)	(6,889,587)	(43,850,387)

Net increase (decrease)	2,348,331	$6,833,397	(3,915,369)	$(26,450,626)	527,833	$680,430	(3,465,597)	$(22,363,956)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of December 31, 2009:

	Asset derivatives 12/31/09			Liability derivatives 12/31/09

	Derivatives not accounted
	for as hedging instruments	Statement of assets and		Statement of assets and
Fund name	under ASC 815	liabilities location	Market value	liabilities location	Market value

Putnam VT High Yield Fund	Credit contracts	Receivables	$61,237	Payables	$44,231

	Foreign exchange contracts	Receivables	367,782		—

	Total		$429,019		$44,231

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the year ended December 31, 2009 (see Note 1):

	Derivatives not accounted
	for as hedging instruments			Forward currency
Fund name	under ASC 815	Options	Futures	contracts	Swaps	Total

Putnam VT High Yield Fund	Credit contracts	$—	$—	$—	$21,629	$21,629

	Foreign exchange contracts	—	—	(593,345)	—	(593,345)

	Total	$—	$—	$(593,345)	$21,629	$(571,716)

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the year ended December 31, 2009 (see Note 1):

	Derivatives not accounted
	for as hedging instruments			Forward currency
Fund name	under ASC 815	Options	Futures	contracts	Swaps	Total

Putnam VT High Yield Fund	Credit contracts	$—	$—	$—	$229,678	$229,678

	Foreign exchange contracts	—	—	588,376	—	588,376

	Total	$—	$—	$588,376	$229,678	$818,054

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $11,775 for the year ended December 31, 2009. During the year ended December 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $97,834,985 and $97,834,985, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Unfunded loan commitments

As December 31, 2009, the fund had unfunded loan commitments of $51,651, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments

Lyondell Chemical Co.	$51,651

Note 9 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam VT High Yield Fund 23

Note 10 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

24 Putnam VT High Yield Fund

Federal tax information (Unaudited)

The fund designated 0.89% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Shareholder Meeting Results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, with all funds of the Trust voting together as single class, as follows:

	Votes for	Votes withheld

Ravi Akhoury	1,009,155,699	38,985,923

James A. Baxter	1,010,524,775	37,616,847

Charles B. Curtis	1,009,780,801	38,360,821

Robert J. Darretta	1,008,964,959	39,176,663

Myra R. Drucker	1,008,998,125	39,143,497

John A. Hill	1,009,946,107	38,195,515

Paul L. Joskow	1,010,640,504	37,501,118

Elizabeth T. Kennan	1,007,860,420	40,281,202

Kenneth R. Leibler	1,010,429,752	37,711,870

Robert E. Patterson	1,010,419,715	37,721,907

George Putnam, III	1,009,420,679	38,720,943

Robert L. Reynolds	1,010,644,489	37,497,133

W. Thomas Stephens	1,010,444,518	37,697,104

Richard B. Worley	1,010,252,241	37,889,381

A proposal to approve a new management contract between each fund and Putnam Management was approved as follows:

Fund name	Votes for	Votes against	Abstentions	Broker non-votes

Putnam VT High Yield Fund	59,981,147	2,062,520	4,146,340	—

Putnam VT High Yield Fund 25

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of the funds in Putnam Variable Trust and, as required by law, determines annually for each fund whether to approve the continuance of the management contract with Putnam Investment Management (“Putnam Management”), and with respect to certain funds in Putnam Variable Trust, the sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of the funds’ management contract — and with respect to certain funds in Putnam Variable Trust, the sub-management and sub-advisory contracts — effective July 1, 2009. In addition, with respect to those funds in Putnam Variable Trust for which PIL did not then serve as a sub-manager under the sub-management contract between Putnam Management and PIL, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract between Putnam Management and PIL, to be effective April 30, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL or PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for the funds in Putnam Variable Trust and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for each fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current

26 Putnam VT High Yield Fund

contractual arrangements (and, with respect to certain funds in Putnam Variable Trust, the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories;
total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of the funds in Putnam Variable Trust at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to these arrangements that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees and excluding charges and expenses at the insurance company separate account level) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

	Actual	Total
	management fee	expenses
	(percentile)	(percentile)

Putnam VT American Government Income Fund	19th	56th

Putnam VT Capital Opportunities Fund	3rd	52nd

Putnam VT Diversified Income Fund	21st	50th

Putnam VT Equity Income Fund	22nd	22nd

Putnam VT The George Putnam Fund of Boston	58th	46th

Putnam VT Global Asset Allocation Fund	48th	48th

Putnam VT Global Equity Fund	32nd	37th

Putnam VT Global Health Care Fund	25th	6th

Putnam VT Global Utilities Fund	50th	38th

Putnam VT Growth and Income Fund	7th	3rd

Putnam VT Growth Opportunities Fund	1st	21st

Putnam VT High Yield Fund	52nd	28th

Putnam VT Income Fund	39th	36th

Putnam VT International Equity Fund	41st	34th

Putnam VT International Growth and Income Fund	34th	17th

Putnam VT International New Opportunities Fund	72nd	66th

Putnam VT Investors Fund	38th	38th

	Actual	Total
	management fee	expenses
	(percentile)	(percentile)

Putnam VT Mid Cap Value Fund	11th	44th

Putnam VT Money Market Fund	38th	48th

Putnam VT New Opportunities Fund	33rd	25th

Putnam VT Research Fund	14th	45th

Putnam VT Small Cap Value Fund	48th	55th

Putnam VT Vista Fund	14th	24th

Putnam VT Voyager Fund	34th	41st

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. All of the funds in Putnam Variable Trust had below average expense ratios relative to their custom peer groups and, therefore, were not subject to this additional expense limitation.

• Economies of scale. The funds in Putnam Variable Trust currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the

Putnam VT High Yield Fund 27

fee schedules in effect for the funds in Putnam Variable Trust represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under Putnam Variable Trust’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis in top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of the funds in Putnam Variable Trust, the Trustees considered that each fund’s class IA share cumulative total return performance at net asset value was in particular percentiles of its Lipper Inc. peer group for the one-year, three-year and five-year periods ended March 31, 2009. This information is shown in the following table. (Results do not reflect charges and expenses at the insurance company separate account level.) Where applicable, the table also shows the number of funds in the peer groups for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds. Past performance is not a guarantee of future returns.

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 3/31/09	in category)	in category)	in category)

Putnam VT American Government
Income Fund	52nd (71)	32nd (62)	68th (55)

Lipper VP (Underlying Funds) — General U.S. Government Funds

Putnam VT Capital Opportunities Fund	32nd (140)	65th (116)	43rd (96)

Lipper VP (Underlying Funds) — Small-Cap Core Funds

Putnam VT Diversified Income Fund	99th (61)	99th (51)	96th (41)

Lipper VP (Underlying Funds) — General Bond Funds

Putnam VT Equity Income Fund	6th (72)	17th (64)	20th (55)

Lipper VP (Underlying Funds) — Equity Income Funds

Putnam VT The George Putnam Fund
of Boston	95th (195)	95th (164)	94th (94)

Lipper VP (Underlying Funds) — Balanced Funds

Putnam VT Global Asset Allocation Fund	53rd (214)	67th (150)	69th (94)

Lipper VP (Underlying Funds) — Mixed-Asset Target Allocation Growth Funds

Putnam VT Global Equity Fund	87th (50)	77th (33)	80th (28)

Lipper VP (Underlying Funds) — Global Core Funds

Putnam VT Global Health Care Fund	11th (36)	30th (33)	38th (28)

Lipper VP (Underlying Funds) — Health/Biotechnology Funds

Putnam VT Global Utilities Fund	25th (32)	42nd (30)	58th (25)

Lipper VP (Underlying Funds) — Utility Funds

Putnam VT Growth and Income Fund	35th (125)	82nd (111)	77th (97)

Lipper VP (Underlying Funds) — Large-Cap Value Funds

Putnam VT Growth Opportunities Fund	12th (238)	47th (211)	74th (193)

Lipper VP (Underlying Funds) — Large-Cap Growth Funds

Putnam VT High Yield Fund	54th (114)	45th (104)	36th (84)

Lipper VP (Underlying Funds) — High Current Yield Funds

Putnam VT Income Fund	90th (39)	88th (38)	87th (37)

Lipper VP (Underlying Funds) — Corporate Debt Funds A—Rated

Putnam VT International Equity Fund	77th (117)	69th (99)	79th (92)

Lipper VP (Underlying Funds) — International Core Funds

Putnam VT International Value Fund	75th (69)	74th (62)	72nd (55)

Lipper VP (Underlying Funds) — International Value Funds

Putnam VT International Growth Fund	24th (83)	31st (64)	41st (48)

Lipper VP (Underlying Funds) — International Growth Funds

Putnam VT Investors Fund	26th (242)	88th (217)	82nd (189)

Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Mid Cap Value Fund	74th (87)	75th (73)	59th (59)

Lipper VP (Underlying Funds) — Mid-Cap Value Funds

Putnam VT Money Market Fund	13th (108)	15th (106)	15th (102)

28 Putnam VT High Yield Fund

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 3/31/09	in category)	in category)	in category)

Lipper VP (Underlying Funds) — Money Market Funds

Putnam VT New Opportunities Fund	18th (145)	60th (124)	60th (100)

Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT Research Fund	19th (242)	73rd (217)	82nd (189)

Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Small Cap Value Fund	86th (63)	93rd (53)	96th (43)

Lipper VP (Underlying Funds) — Small-Cap Value Funds

Putnam VT Vista Fund	85th (143)	94th (128)	87th (113)

Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

Putnam VT Voyager Fund	1st (238)	41st (211)	65th (193)

Lipper VP (Underlying Funds) — Large-Cap Growth Funds

The Trustees noted the disappointing performance for certain of the funds in Putnam Variable Trust, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance, as detailed below. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

U.S. Large Cap Equity Funds

Putnam VT Growth and Income Fund — The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, a new portfolio manager took over sole responsibility for managing the fund’s investments. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Putnam VT The George Putnam Fund of Boston — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, a new portfolio manager was added to the fund’s management team. The Trustees also noted the fund’s improved year-to-date performance as of March 31, 2009.

Putnam VT Investors Fund — The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered various changes made to the fund’s portfolio team since July 2008, resulting in the fund being managed by a sole portfolio manager as of March 2009. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Putnam VT Research Fund — The Trustees noted the disappointing performance for your fund for the five-year period ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered various changes made to the fund’s portfolio team since April 2008, resulting in the fund being managed by a sole portfolio manager as of February 2009. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Taxable Fixed Income Funds

Putnam VT Income Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the taxable fixed-income markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted subsequent improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

Putnam VT Diversified Income Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the taxable fixed-income markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted subsequent improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

International/Global Large Cap Equity Funds

Putnam VT Global Equity Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

Putnam VT International Equity Fund — The Trustees noted the disappointing performance for your fund for the one-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

Putnam VT High Yield Fund 29

Putnam Small & Mid-Cap Equity Funds

VT Small Cap Value Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1, 2 and 4 described above, the Trustees considered the return of a prior portfolio manager to co-manage the fund’s investments with its existing portfolio manager.

Putnam VT Vista Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1, 2 and 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with Putnam Variable Trust. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of Putnam Variable Trust’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Investor Services, Inc., each of which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by the funds in Putnam Variable Trust are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for the funds in Putnam Variable Trust. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a

30 Putnam VT High Yield Fund

fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for each of the funds in Putnam Variable Trust, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by each affected fund under its current management contract, based on the net assets of each individual fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed	Current
	Effective	Effective
	Contractual	Contractual
Name of Fund	Rate	Rate	Difference

Putnam VT American Government
Income Fund	0.412%	0.650%	(0.238%)

Putnam VT Capital Opportunities Fund	0.642%	0.650%	(0.008%)

Putnam VT Diversified Income Fund	0.562%	0.700%	(0.138%)

Putnam VT Equity Income Fund	0.492%	0.650%	(0.158%)

Putnam VT The George Putnam Fund
of Boston	0.542%	0.650%	(0.108%)

Putnam VT Global Asset Allocation Fund	0.612%	0.700%	(0.088%)

Putnam VT Global Equity Fund	0.712%	0.800%	(0.088%)

Putnam VT Global Health Care Fund	0.642%	0.700%	(0.058%)

Putnam VT Global Utilities Fund	0.642%	0.700%	(0.058%)

Putnam VT Growth and Income Fund	0.492%	0.577%	(0.085%)

Putnam VT Growth Opportunities Fund	0.572%	0.700%	(0.128%)

Putnam VT High Yield Fund	0.582%	0.700%	(0.118%)

Putnam VT Income Fund	0.412%	0.650%	(0.238%)

Putnam VT International Equity Fund	0.712%	0.792%	(0.080%)

Putnam VT International Growth and
Income Fund	0.712%	0.800%	(0.088%)

Putnam VT International New
Opportunities Fund	0.942%	1.000%	(0.058%)

Putnam VT Investors Fund	0.572%	0.650%	(0.078%)

Putnam VT Mid Cap Value Fund	0.602%	0.700%	(0.098%)

Putnam VT Money Market Fund	0.302%	0.450%	(0.148%)

Putnam VT New Opportunities Fund	0.572%	0.697%	(0.125%)

Putnam VT Research Fund	0.572%	0.650%	(0.078%)

Putnam VT Small Cap Value Fund	0.642%	0.800%	(0.158%)

Putnam VT Vista Fund	0.602%	0.650%	(0.048%)

Putnam VT Voyager Fund	0.572%	0.659%	(0.086%)

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for all of the funds in Putnam Variable Trust, and in many cases materially lower, than the management fee rate payable under the current management contract. For a small number of funds (although none of the funds in Putnam Variable Trust), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the

Putnam VT High Yield Fund 31

management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. (Putnam Management did not propose the addition of performance adjustments for any of the funds in Putnam Variable Trust.) In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing

32 Putnam VT High Yield Fund

expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds and asset allocation funds, including Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT High Yield Fund, Putnam VT Income Fund and Putnam VT Global Asset Allocation Fund, were subject to management fee waivers that reduced these funds’ management fees pending implementation of the proposed management contract, and in any event, through July 31, 2010. In addition, the Putnam Variable Trust funds are subject to an expense limitation of 20 basis points on the general category of other ordinary operating expenses. (The expense limitation of 37.5 basis points on shareholder servicing fees does not affect the current shareholder servicing fees for the Putnam Variable Trust funds, which remain fixed at 3 basis points.)

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Putnam VT High Yield Fund 33

Trustees of the Putnam Funds 12/31/09

Ravi Akhoury (Born 1947)

Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter (Born 1943)

Trustee since 1994 and Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940)

Trustee since 2001

Mr. Curtis is President Emeritus of the Nuclear Threat Initiative (a private foundation dealing with national security issues), serves as Senior Advisor to the United Nations Foundation, and is Senior Advisor to the Center for Strategic and International Studies.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta (Born 1946)

Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948)

Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

34 Putnam VT High Yield Fund

John A. Hill (Born 1942)

Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947)

Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938)

Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949)

Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Putnam VT High Yield Fund 35

Robert E. Patterson (Born 1945)

Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951)

Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds* (Born 1952)

Trustee since 2008 and President of the Putnam Funds since July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens (Born 1942)

Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

36 Putnam VT High Yield Fund

Richard B. Worley (Born 1945)

Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2009, there were over 100 Putnam funds.

All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Putnam VT High Yield Fund 37

Officers of the Putnam Funds 12/31/09

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)		Francis J. McNamara, III (Born 1955)

Executive Vice President, Principal Executive Officer,		Vice President and Chief Legal Officer	Since 2004
Treasurer and Compliance Liaison	Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
Charles E. Porter (Born 1938)		and Putnam Retail Management

Senior Advisor to the Trustees	Since 1989	Robert R. Leveille (Born 1969)

Steven D. Krichmar (Born 1958)		Vice President and Chief Compliance Officer	Since 2007

Vice President and Principal Financial Officer	Since 2002	Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management
Senior Managing Director, Putnam Investments
Mark C. Trenchard (Born 1962)
Janet C. Smith (Born 1965)
		Vice President and BSA Compliance Officer	Since 2002
Vice President, Principal Accounting Officer
and Assistant Treasurer	Since 2007	Managing Director, Putnam Investments

Managing Director, Putnam Investments and Putnam Management		Judith Cohen (Born 1945)

Susan G. Malloy (Born 1957)		Vice President, Clerk and Assistant Treasurer	Since 1993

Vice President and Assistant Treasurer	Since 2007	Wanda M. McManus (Born 1947)

Managing Director, Putnam Investments		Vice President, Senior Associate Treasurer
		and Assistant Clerk	Since 2005
Beth S. Mazor (Born 1958)
Nancy E. Florek (Born 1957)
Vice President	Since 2002
Vice President, Assistant Clerk,
Managing Director, Putnam Investments		Assistant Treasurer and Proxy Manager	Since 2005

James P. Pappas (Born 1953)

Vice President	Since 2004

Managing Director, Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

38 Putnam VT High Yield Fund

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39 Putnam VT High Yield Fund

Investment Manager
Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager
Putnam Investments Limited
57–59 St James's Street
London, England SW1A 1LD
Not applicable to all funds.

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Investor Servicing Agent
Putnam Investor Services, Inc.
Mailing address:
P.O. Box 8383
Boston, MA 02266-8383
1-800-225-1581

Custodian
State Street Bank and Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

Trustees
John A. Hill, *Chairman*
Jameson A. Baxter, *Vice Chairman*
Ravi Akhoury
Charles B. Curtis
Robert J. Darretta
Myra R. Drucker
Paul L. Joskow
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens
Richard B. Worley

This report has been prepared for the shareholders of Putnam Variable Trust.

259657 2/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2009	$94,116	$--	$4,235	$548*
December 31, 2008	$98,876	$--	$4,831	$585*

* Includes fees of $548 and $585 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2009 and December 31, 200, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2009 and December 31, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 564,063 and $176,962 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

December 31, 2009	$ -	$ 453,847	$ -	$ -
December 31, 2008	$ -	$ 73,000	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: February 26, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 26, 2010